Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
I, Robert Mehrabian, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:
1.the Annual Report on Form 10-K of Teledyne Technologies Incorporated (the “Corporation”) for the year ended January 1, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
.

By:	/s/ Robert Mehrabian
Robert Mehrabian
Chairman, President and Chief Executive Officer
February 24, 2023